UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 11, 2016

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)                                 On April 11, 2016, Patrick M. Byrne, the Chief Executive Officer of Overstock.com, Inc. (the “Company”), began an indefinite personal leave of absence for medical reasons, and the Senior Vice President and General Counsel of the Company, Mitch Edwards, was named acting Chief Executive Officer of the Company.  Dr. Byrne’s leave of absence is in both his capacity as Chief Executive Officer and in his capacity as a member of the Board of Directors.

A copy of the press release issued by the Company on April 11, 2016 is furnished as Exhibit 99.1.

(c)                                  The information in paragraph 5.02(b) is incorporated by reference.

Mr. Edwards, 57, has served as the Company’s Senior Vice President and General Counsel since joining the Company in July 2015.  Prior to joining the Company, Mr. Edwards worked as a consultant for Tofana Partners from 2013 to 2015.  Prior to his position at Tofana, Mr. Edwards held the position of CFO and General Counsel for Razer, Inc. from 2012 to 2013.  Prior to working for Razer, Mr. Edwards served as CFO and General Counsel from 2010 to 2012 for Skullcandy Inc.  Mr. Edwards holds a J.D. from Stanford Law School and received a B.A. in Jurisprudence from Oxford University, where he was a Marshall Scholar.  Mr. Edwards also holds a bachelor’s degree in Economics from Brigham Young University.

Mr. Edwards does not have any family relationship required to be reported pursuant to Item 401(d) or have or had any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.  No compensation plan or arrangement was entered into or modified in connection with the matters described herein.

Item 9.01.                Financial Statements and Exhibits

The following exhibit is furnished with this report:

99.1                        Press release issued April 11, 2016.

Certain statements contained in this Form 8-K, including all statements other than statements of historical fact, may constitute “forward-looking statements.”   In addition to the uncertainty of all forward-looking information, there are specific risks identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 8, 2016 that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company.  There also may be additional risks that the Company does not presently know or that it currently believes are immaterial that could also impair its business and results of operations.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Mitch Edwards
Mitch Edwards
Senior Vice President, General Counsel and Acting Chief Executive Officer

Date:	April 15, 2016